                                                          EXHIBIT (16)(a)(ii)


                         SHORT-TERM GLOBAL INCOME FUND
                        CALCULATION OF DISTRIBUTION RATE
                           PERIOD ENDED JUNE 30, 1996




                        Current Annual Income Per Share
                      ------------------------------------
                             Current Offering Price



Class A Shares





                                         $.564
                                         -----
                                         $7.88  = 7.16%



Class B Shares


                                         $.505
                                         -----
                                         $7.62  = 6.63%


Class C Shares


                                         $.505
                                         -----
                                         $7.62  = 6.63%

                         SHORT-TERM GLOBAL INCOME FUND
                                 CLASS A SHARES


          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1996


                                                          n
          Formula                                   P(1+T)   =    ERV

          Including Payment of the Sales Charge
          Net Asset Value                        $    7.62
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,053.27   =    ERV
          One Year Period Ended 06/30/96                 1   =    n

          TOTAL RETURN FOR THE PERIOD                 5.33%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $    7.62
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,088.08   =    ERV
          One Year Period Ended 06/30/96                 1   =    n

          TOTAL RETURN FOR THE PERIOD                 8.81%  =    T


         TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED JUNE 30, 1996
                                                          n
          Formula                                   P(1+T)   =    ERV

          Including Payment of the Sales Charge
          Net Asset Value                        $    7.62
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,169.94   =    ERV
          Five Year Period Ended 06/30/96                5   =    n

          TOTAL RETURN FOR THE PERIOD                 3.19%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $    7.62
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,209.39   =    ERV
          Five Year Period Ended 06/30/96                5   =    n

          TOTAL RETURN FOR THE PERIOD                 3.88%  =    T

                         SHORT-TERM GLOBAL INCOME FUND
                                 CLASS A SHARES

         TOTAL RETURN CALCULATION FROM INCEPTION THROUGH JUNE 30, 1996


                                                          n
          Formula                                   P(1+T)n  =    ERV

          Including Payment of the Sales Charge
          Net Asset Value                        $    7.62
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,227.80   =    ERV
          Period From Inception to 06/30/96           5.76   =    n

          TOTAL RETURN FOR THE PERIOD                 3.63%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $    7.62
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,269.61   =    ERV
          Period From Inception to 06/30/96           5.76   =    n

          TOTAL RETURN FOR THE PERIOD                 4.23%  =    T



              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1996


          Formula                                  ERV - P
                                                 ----------
                                                      P      =    T

          Including Payment of the Sales Charge
          Net Asset Value                        $    7.62
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,227.80   =    ERV

          TOTAL RETURN FOR THE PERIOD                22.78%  =    T


          Excluding Payment of the Sales Charge
          Net Asset Value                        $    7.62
          Initial Investment                     $1,000.00   =    P
          Ending Redeemable Value                $1,269.61   =    ERV

          TOTAL RETURN FOR THE PERIOD                26.96%  =    T

                         SHORT-TERM GLOBAL INCOME FUND
                                 CLASS B SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1996


                                                       n
              Formula                            P(1+T)   =    ERV

              Including Payment of the CDSC
              Net Asset Value                 $    7.62
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,050.24   =    ERV
              One Year Period Ended 06/30/96          1   =    n

              TOTAL RETURN FOR THE PERIOD          5.02%  =    T


              Excluding Payment of the CDSC
              Net Asset Value                 $    7.62
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,080.24   =    ERV
              One Year Period Ended 06/30/96          1   =    n

              TOTAL RETURN FOR THE PERIOD          8.02%  =    T



         TOTAL RETURN CALCULATION FROM INCEPTION THROUGH JUNE 30, 1996

                                                        n
            Formula                               P(1+T)   =    ERV

            Including Payment of the CDSC
            Net Asset Value                    $    7.62
            Initial Investment                 $1,000.00   =    P
            Ending Redeemable Value            $1,164.44   =    ERV
            Period From Inception to 06/30/96       4.94   =    n

            TOTAL RETURN FOR THE PERIOD             3.13%  =    T


            Excluding Payment of the CDSC
            Net Asset Value                    $    7.62
            Initial Investment                 $1,000.00   =    P
            Ending Redeemable Value            $1,164.44   =    ERV
            Period From Inception to 06/30/96       4.94   =    n

            TOTAL RETURN FOR THE PERIOD             3.13%  =    T

                         SHORT-TERM GLOBAL INCOME FUND
                                 CLASS B SHARES


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1996




               Formula                       ERV - P
                                            ----------
                                                P       =    T

               Including Payment of CDSC
               Net Asset Value              $    7.62
               Initial Investment           $1,000.00   =    P
               Ending Redeemable Value      $1,164.44   =    ERV

               TOTAL RETURN FOR THE PERIOD      16.44%  =    T


               Excluding Payment of CDSC
               Net Asset Value              $    7.62
               Initial Investment           $1,000.00   =    P
               Ending Redeemable Value      $1,164.44   =    ERV

               TOTAL RETURN FOR THE PERIOD      16.44%  =    T

                         SHORT-TERM GLOBAL INCOME FUND
                                 CLASS C SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1996


                                                       n
              Formula                            P(1+T)   =    ERV

              Including Payment of the CDSC
              Net Asset Value                 $    7.62
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,070.26   =    ERV
              One Year Period Ended 06/30/96          1   =    n

              TOTAL RETURN FOR THE PERIOD          7.03%  =    T


              Excluding Payment of the CDSC
              Net Asset Value                 $    7.62
              Initial Investment              $1,000.00   =    P
              Ending Redeemable Value         $1,080.26   =    ERV
              One Year Period Ended 06/30/96          1   =    n

              TOTAL RETURN FOR THE PERIOD          8.03%  =    T



         TOTAL RETURN CALCULATION FROM INCEPTION THROUGH JUNE 30, 1996
                                                        n
            Formula                               P(1+T)   =    ERV

            Including Payment of the CDSC
            Net Asset Value                    $    7.62
            Initial Investment                 $1,000.00   =    P
            Ending Redeemable Value            $1,009.13   =    ERV
            Period From Inception to 06/30/96       2.88   =    n

            TOTAL RETURN FOR THE PERIOD             0.32%  =    T


            Excluding Payment of the CDSC
            Net Asset Value                    $    7.62
            Initial Investment                 $1,000.00   =    P
            Ending Redeemable Value            $1,009.13   =    ERV
            Period From Inception to 06/30/96       2.88   =    n

            TOTAL RETURN FOR THE PERIOD             0.32%  =    T

                         SHORT-TERM GLOBAL INCOME FUND
                                 CLASS C SHARES


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1996




               Formula                       ERV - P
                                            ----------
                                                P        =    T

               Including Payment of CDSC
               Net Asset Value              $    7.62
               Initial Investment           $1,000.00   =    P
               Ending Redeemable Value      $1,009.13   =    ERV

               TOTAL RETURN FOR THE PERIOD       0.91%  =    T


               Excluding Payment of CDSC
               Net Asset Value              $    7.62
               Initial Investment           $1,000.00   =    P
               Ending Redeemable Value      $1,009.13   =    ERV

               TOTAL RETURN FOR THE PERIOD       0.91%  =    T

                         SHORT-TERM GLOBAL INCOME FUND
                           30 DAY SEC YIELD WORKSHEET
                        FOR PERIOD ENDING JUNE 30, 1996


Class A Shares

     Formula

Short-Term Global Income Fund


  Formula        [((((  Total Income  -  Total Expenses              )     ) 6)     )    ]
Class A Shares   [((((-----------------------------------------------)  + 1)  )  - 1) * 2] = SEC Yield
                 [((((Average Dividend Shares x Public Offering Price)     )  )     )    ]


                 [((((    $248,731.67 -       $56,214.22             )     ) 6)     )    ]
Class A Shares   [((((-----------------------------------------------)  + 1)  )  - 1) * 2] = 4.47%
                 [((((  6,619,844.950 x            $7.88             )     )  )     )    ]


Class A Shares   [((((    $248,731.67 -       $58,593.13             )     ) 6)     )    ]
  Without        [((((-----------------------------------------------)  + 1)  )  - 1) * 2] = 4.41%
Expense Waiver   [((((  6,619,844.950 x            $7.88             )     )  )     )    ]

                             Waived Expense Adjustment (4.47%-4.41%)  0.06%



Class B Shares

     Formula

     Class A Share Yield + Sales Charge Effect - Expense Differential
       Class A Share Yield                                                            4.47%
       + Sales Charge Effect  (Maximum Sales Charge x Class A Share SEC Yield)
       3.25% x 4.47%                                                                   .15%
       - Expense Differential between Class A Shares and Class B Shares                .75%
                                                                                      -----
       Class B Share SEC Yield                                                        3.87%
                                                                                      =====


Class C Shares

   Formula

       Class A Share Yield + Sales Charge Effect - Expense Differential

       Class A Share Yield                                                            4.47%
       + Sales Charge Effect  (Maximum Sales Charge x Class A Share SEC Yield)
       3.25% x 4.47%                                                                   .15%
       - Expense Differential between Class A Shares and Class C Shares                .75%
                                                                                      -----
       Class C Share SEC Yield                                                        3.87%
                                                                                      =====
